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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 14, 2002

HEALTH NET, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12718 (Commission File Number)	95-4288333 (IRS Employer Identification No.)

        21650 Oxnard Street, Woodland Hills, California 91367
(Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: (818) 676-6000

        (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(c)
Exhibits
Exhibit Number	Description
99.1	Statement Under Oath of Principal Executive Officer dated August 14, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 14, 2002

Item 9. Regulation FD Disclosure.

        On August 14, 2002, each of the Principal Executive Officer, Jay M. Gellert, and Principal Financial Officer, Marvin P. Rich, of Health Net, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

        A copy of each of these statements is attached hereto as Exhibit 99.1 and 99.2.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.
By:	/s/ B. CURTIS WESTEN B. Curtis Westen, Esq. Senior Vice President, General Counsel and Secretary

Date: August 14, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Statement Under Oath of Principal Executive Officer dated August 14, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 14, 2002

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  Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX